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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-92695, 333-66685, 333-17387, 333-17415,
33-98348, 33-86836, 33-70626, 33-59202, 33-48134, 33-48130, 33-48132 and
333-49356) and on Form S-3 (No. 333-35312) of PolyMedica Corporation of our reported dated May 14, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                                /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 22, 2001